Exhibit 10.30

THIRDAMENDMENT TO
PURCHASE AND SALE AGREEMENT

This Third Amendment to Purchase and Sale Agreement (this “Amendment”) is entered into and effective as of November 8, 2018, by and among CATCHMARK HBU, LLC, a Delaware limited liability company (“HBU”), CATCHMARK SOUTHERN TIMBERLANDS II, L.P., a Delaware limited partnership (“Southern Timberlands”), CATCHMARK TRS HARVESTING OPERATIONS, LLC, a Delaware limited liability company (“TRS”), and CATCHMARK TEXAS TIMBERLANDS, L.P., a Texas limited partnership (“Texas Timberlands”, and collectively with HBU, TRS and Southern Timberlands, “Seller”), and FOREST INVESTMENT ASSOCIATES L.P., a Delaware limited partnership (hereinafter referred to as “Purchaser”).

W I T N E S S E T H:

WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Agreement dated effective August 20, 2018, as amended by that certain First Amendment to Purchase and Sale Agreement dated October 4, 2018, and as further amended by that certain Second Amendment to Purchase and Sale Agreement dated November 5, 2018 (with all exhibits, addenda and amendments thereto, the “Contract”), covering certain real property located in Hardin, Jasper, Liberty, Newton, Orange, Polk and Tyler Counties, Texas, and Allen, Beauregard, Calcasieu, DeSoto, Natchitoches, Rapides, Sabine and Vernon Parishes, Louisiana containing approximately 55,702 acres, (the “Property”), as more particularly described in the Contract; and

WHEREAS, Seller and Purchase desire to amend the Contract to extend the Inventory Period (as defined in the Contract); and

WHEREAS, Seller and Purchaser have agreed to enter into this Amendment on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereby agree to amend the Contract as follows:

1.    Extension of the Inventory Period. Reference to “November 8, 2018” in Section 32 of the Contract is hereby deleted and replaced with “November 13, 2018”, such that the Inventory Period defined in Section 32 of the Contract shall be further extended and shall expire on November 13, 2018.

2.    In the event of any conflict between the terms of this Amendment and the terms of the Contract, the terms of this Amendment shall control.

3.    Except as otherwise amended hereby, all of the other terms and provisions of the Contract are and shall remain in full force and effect and are hereby ratified by the parties hereto. All capitalized but undefined terms used in this Amendment shall have the meanings ascribed in the Contract.

41119025.1

Exhibit 10.30

4.    This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute but one and the same instrument. The delivery of counterpart signatures by facsimile transmission or e-mail of PDF format electronic copy shall have the same force and effect as the delivery of a signed hard copy.

[Signatures begin on following page]

41119025.1

Exhibit 10.30

WITNESS THE EXECUTION HEREOF as of the date first set forth above.

SELLER:

CATCHMARK HBU, LLC, a Delaware limited liability company

By:/s/ Don Warden
Name: Don Warden
Title: Vice President, Real Estate and Alternative Income
(SEAL)

CATCHMARK SOUTHERN TIMBERLANDS II, L.P., a Delaware limited partnership

By:/s/ Don Warden
Name: Don Warden
Title: Vice President, Real Estate and Alternative Income
(SEAL)

CATCHMARK TRS HARVESTING OPERATIONS, LLC, a Delaware limited liability company

By:/s/ Don Warden
Name: Don Warden
Title: Vice President, Real Estate and Alternative Income
(SEAL)

CATCHMARK TEXAS TIMBERLANDS, L.P., a Texas limited partnership

By:/s/ Don Warden
Name: Don Warden
Title: Vice President, Real Estate and Alternative Income
(SEAL)

PURCHASER:

FOREST INVESTMENT ASSOCIATES L.P.
By:  Forest Investment Associates, LLC
            Its General Partner

By: /s/ Marc Walley             (SEAL)
Name: Marc Walley
Title: President

41119025.1